UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2007

EUGENE SCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50601	33-0827004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, LG Palace Building, 165-8 Donggyo-Dong, Mapo-Gu, Seoul, Korea	00000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 82-2-338-6283

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 24, 2007, Eugene Science, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Agreement”) with two accredited investors (the “Purchasers”), whereby the Company sold and issued, and the Purchasers purchased, senior secured promissory notes in the aggregate principal amount of $1,250,000 (the “Notes”) and warrants to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.25 per share (the “Warrants”). The Notes bear interest at a rate of 10% per annum and, at the option of the Purchasers, are convertible into shares of the Company’s common stock during the first six months following the issue date of the Notes at a conversion price of $0.65.

Upon an event of default under the Notes, the Purchasers have the ability to declare all outstanding obligations under the Notes immediately due and payable. Generally, an event of default includes (i) the Company’s failure to make when due any payment described in the Note or the Agreement, (ii) the Company’s breach of any representation, warranty, covenant or other provision of the Note or the Purchase Agreement, which, if capable of being cured, is not cured, (iii) the Company’s default in the timely performance of any obligation, covenant or agreement made or owed by the Company to the Purchasers, (iv) the Company’s commencement of a voluntary proceeding seeking liquidation, reorganization, or other relief under any bankruptcy law, or the Company’s appointment of a trustee, receiver, liquidator or custodian for it or a substantial part of its property, and (v) the commencement of an involuntary proceeding against the Company seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy law

The foregoing descriptions of the Agreement, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Agreement, the Notes and the Warrants, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Note and Warrant Purchase Agreement, dated as of August 24, 2007, by and between Eugene Science, Inc. and each purchaser in the offering.

10.2	Form of Secured Senior Promissory Note.

10.3	Form of Common Stock Purchase Warrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUGENE SCIENCE, INC.

Date: August 30, 2007	/s/ Seung Kwon Noh
Seung Kwon Noh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Note and Warrant Purchase Agreement, dated as of August 24, 2007, by and between Eugene Science, Inc. and each purchaser in the offering.

10.2	Form of Secured Senior Promissory Note.

10.3	Form of Common Stock Purchase Warrant.